UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08985

Western Asset Corporate Loan Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: September 30

Date of reporting period: June 30, 2016

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET CORPORATE LOAN FUND INC. (TLI)

FORM N-Q

JUNE 30, 2016

WESTERN ASSET CORPORATE LOAN FUND INC.

Schedule of investments (unaudited)	June 30, 2016

SECURITY†	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SENIOR LOANS(a)(b) - 123.1%
Basic Industry - 3.9%
Allnex (Luxembourg) & Cy S.C.A., 2016 USD Term Loan B2	—	5/31/23	$131,174	$129,945	(c)
Allnex USA Inc., 2016 USD Term Loan B3	—	5/31/23	98,826	97,899	(c)
Atlas Iron Ltd., Capex Term Loan B	3.000%	5/6/21	985,724	320,360	(f)
Bowie Resource Holdings LLC, First Lien Term Loan	8.750%	8/14/20	175,014	147,012
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	643,500	158,060	*(d)
FMG Resources (August 2006) Pty Ltd., New Term Loan B	4.250%	6/30/19	330,249	316,833
Murray Energy Corp., Term Loan B2	7.500%	4/16/20	1,030,508	755,362
NewPage Corp., DIP Roll-Up Term Loan	11.000%	7/28/17	560,501	294,263	(e)(f)
NewPage Corp., DIP Term Loan	11.000%	7/26/17	545,832	521,269	(e)
NewPage Corp., Term Loan	9.500%	2/11/21	1,315,239	179,037	*(d)(e)
Phibro Animal Health Corp., Term Loan B	4.000%	4/16/21	588,000	585,795
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	436,017	334,643
Xerium Technologies Inc., USD First Lien Term Loan B	6.250%	5/17/19	491,154	490,540

Total Basic Industry				4,331,018

Capital Goods - 8.7%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	584,731	585,279
Berry Plastics Holding Corp., Term Loan H	3.750%	10/3/22	790,000	785,556
BWAY Holding Co. Inc., New Term Loan B	5.500 - 7.000%	8/14/20	1,273,217	1,269,238
Consolidated Container Co., LLC, New Second Lien Term Loan B	7.750%	1/3/20	83,334	77,292
Consolidated Container Co., LLC, New Term Loan	5.000%	7/3/19	997,404	971,222
Coveris Holdings SA, 2015 Term Loan B1	4.500%	5/8/19	669,231	665,049
GYP Holdings III Corp., First Lien Term Loan	4.750%	4/1/21	946,888	933,868
LS Newco Pty Ltd., USD Term Loan B	5.500%	5/21/22	254,375	256,601
Printpack Holdings Inc., Term Loan	6.000%	5/28/20	805,894	807,406
STS Operating Inc., Term Loan	4.750%	2/12/21	552,822	497,540
Waste Industries USA Inc., New Term Loan B	4.250%	2/27/20	1,481,250	1,484,027
WP CPP Holdings LLC, New Second Lien Term Loan	8.750%	4/30/21	492,500	443,250
WP CPP Holdings LLC, Term Loan B3	4.500%	12/28/19	948,174	917,358

Total Capital Goods				9,693,686

Communications - 10.5%
Charter Communications Operating LLC, 2016 Term Loan I	3.500%	1/24/23	718,200	719,354
Checkout Holding Corp., First Lien Term Loan	4.500%	4/9/21	264,600	223,587
InfoGroup Inc., New Term Loan	7.000%	5/26/18	934,887	910,346
Intelsat Jackson Holdings SA, Term Loan B2	3.750%	6/30/19	966,171	878,008
Level 3 Financing Inc., 2013 Term Loan B	4.000%	1/15/20	310,000	310,310
Level 3 Financing Inc., 2015 Term Loan B2	3.500%	5/31/22	440,000	438,955
Level 3 Financing Inc., New 2019 Term Loan	4.000%	8/1/19	500,000	500,157
McGraw-Hill Global Education Holdings LLC, 2016 Term Loan B	5.000%	5/4/22	610,000	610,381
NEP/NCP Holdco Inc., Incremental Term Loan	4.250%	1/22/20	937,125	918,383
Neptune Finco Corp., 2015 Term Loan B	5.000%	10/9/22	1,150,000	1,154,600
Numericable U.S. LLC, USD Term Loan B7	5.000%	1/15/24	1,120,000	1,119,300
Rentpath Inc., First Lien Term Loan	6.250%	12/17/21	1,699,935	1,537,379
Univision Communications Inc., Term Loan C3	4.000%	3/1/20	1,031,278	1,026,214
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	524,780	522,203
Ziggo Financing Partnership, USD Term Loan B1	3.652%	1/15/22	323,698	316,752
Ziggo Financing Partnership, USD Term Loan B2A	3.601 - 3.652%	1/15/22	202,383	198,040
Ziggo Financing Partnership, USD Term Loan B3	3.601%	1/15/22	343,919	336,539

Total Communications				11,720,508

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE LOAN FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2016

SECURITY†	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Consumer Cyclical - 29.6%
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	$1,280,370	$1,210,484
Affinity Gaming LLC, 2016 Term Loan	—	5/2/22	120,000	120,038	(c)
AP NMT Acquisition BV, USD First Lien Term Loan	6.750%	8/13/21	396,536	327,142	(e)
AP NMT Acquisition BV, USD Second Lien Term Loan	10.000%	8/13/22	50,000	32,250	(e)
Aristocrat Leisure Ltd., Term Loan B	4.750%	10/20/21	2,000,000	2,005,500	(c)
Bass Pro Group LLC, 2015 Term Loan	4.000%	6/5/20	743,119	733,830
Brickman Group Ltd. LLC, First Lien Term Loan	4.000%	12/18/20	1,124,765	1,108,737
Caesars Entertainment Resort Properties LLC, Term Loan B	7.000%	10/11/20	1,179,750	1,132,560
Caesars Growth Properties Holdings LLC, Term Loan	6.250%	5/8/21	495,346	466,863
CCM Merger Inc., New Term Loan B	4.500%	8/8/21	937,624	939,089
CEC Entertainment Inc., Term Loan B	4.000%	2/14/21	1,013,668	989,170
CityCenter Holdings LLC, Term Loan B	4.250%	10/16/20	778,035	779,413
Crossmark Holdings Inc., First Lien Term Loan	4.500%	12/20/19	600,769	413,029
CS Intermediate Holdco 2 LLC, New Term Loan B	4.000%	4/4/21	352,800	352,653
CWGS Group LLC, Term Loan	5.750%	2/20/20	1,901,083	1,884,448
Dollar Tree Inc., Term Loan B1	3.500%	7/6/22	858,259	859,178
Dollar Tree Inc., Term Loan B2	4.250%	7/6/22	260,000	260,364
Equinox Holdings Inc., Repriced Term Loan B	5.000%	1/31/20	1,006,919	1,004,087
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	500,000	500,416
Fitness International LLC, Term Loan B	5.500%	7/1/20	1,805,742	1,792,199	(e)
Four Seasons Holdings Inc., New First Lien Term Loan	5.250%	6/27/20	200,469	199,550
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	358,093	358,764
J. Crew Group Inc., New Term Loan B	4.000%	3/5/21	846,555	581,704
KAR Auction Services Inc., Term Loan B3	4.250%	3/9/23	428,925	431,695
Kate Spade & Co., Term Loan B	4.000%	4/10/21	994,937	986,232
La Quinta Intermediate Holdings LLC, Term Loan B	3.750%	4/14/21	833,927	816,206
Landry’s Inc., Term Loan B	4.000%	4/24/18	1,355,767	1,356,953
LTF Merger Sub Inc., Term Loan B	4.250%	6/10/22	643,748	631,075
Match Group Inc., Term Loan B1	5.500%	11/16/22	146,250	147,713
Michaels Stores Inc., Incremental 2014 Term Loan B2	4.000%	1/28/20	222,464	222,626
Michaels Stores Inc., Term Loan B	3.750%	1/28/20	807,943	806,765
Mohegan Tribal Gaming Authority, New Term Loan B	5.500%	6/15/18	1,136,892	1,131,918
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	328,697	326,026
Monitronics International Inc., Term Loan B1	4.500%	4/11/22	849,250	803,603
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	680,534	613,012
Petco Animal Supplies Inc., 2016 Term Loan B1	5.000%	1/26/23	849,050	846,927
PetSmart Inc., Term Loan B1	4.250%	3/11/22	1,061,744	1,059,150
Realogy Corp., New Term Loan B	3.750%	3/5/20	722,096	722,727
Scientific Games International Inc., 2014 Term Loan B2	6.000%	10/1/21	1,770,506	1,748,099
Station Casinos LLC, 2016 Term Loan B	—	6/8/23	740,000	737,457	(c)
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	583,423	382,142	(c)
TransUnion LLC, Term Loan B2	3.500%	4/9/21	767,587	761,830
World Triathlon Corp., Term Loan	5.250%	6/26/21	471,014	467,481

Total Consumer Cyclical				33,051,105

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE LOAN FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2016

SECURITY†	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Consumer Non-Cyclical - 32.6%
Access CIG LLC, First Lien Term Loan	6.000%	10/18/21	$1,330,209	$1,325,221
Acosta Holdco Inc., 2015 Term Loan	4.250%	9/26/21	706,413	681,688
AdvancePierre Foods Inc., 2016 Term Loan	4.750%	6/2/23	1,560,000	1,560,390
Air Medical Group Holdings Inc., Term Loan B	4.250%	4/28/22	1,702,800	1,668,318
Akorn Inc., Term Loan B	5.250%	4/16/21	967,428	973,474
Albertsons LLC, 2016 Term Loan B6	—	6/22/23	100,000	100,008	(c)
Albertsons LLC, Term Loan B4	—	8/25/21	180,000	180,054	(c)
Anchor Hocking LLC, Exit Term Loan	10.000%	6/4/18	438,967	406,044
BioScrip Inc., Delayed Draw Term Loan	6.500%	7/31/20	347,673	333,766
BioScrip Inc., Term Loan B	6.500%	7/31/20	579,454	556,276
Candy Intermediate Holdings Inc., 2016 Term Loan	—	6/15/23	810,000	807,975	(c)
Catalent Pharma Solutions Inc., USD Term Loan B	4.250%	5/20/21	320,961	321,337
CHG Healthcare Services Inc., 2016 Term Loan B	4.750%	6/7/23	800,000	800,500	(c)
Convatec Inc., USD Term Loan	4.250%	6/15/20	1,362,974	1,363,825
CSM Bakery Solutions LLC, First Lien Term Loan	5.000%	7/3/20	842,890	833,407
CSM Bakery Solutions LLC, Second Lien Term Loan	8.750%	7/3/21	1,090,000	1,035,500
Curo Health Services Holdings Inc., 2015 First Lien Term Loan	6.500%	2/7/22	1,431,875	1,420,539
DaVita HealthCare Partners Inc., Term Loan B	3.500%	6/24/21	490,000	491,582
DJO Finance LLC, 2015 Term Loan	4.250%	6/8/20	625,275	597,138
DPx Holdings BV, 2014 USD Incremental Term Loan	4.250%	3/11/21	1,670,067	1,630,821
Envision Healthcare Corp., Initial Term Loan	4.250%	5/25/18	779,071	780,045
Greatbatch Ltd., Term Loan B	5.250%	10/27/22	548,625	545,711
Hearthside Group Holdings LLC, Term Loan	4.500%	6/2/21	323,400	319,762
Hill-Rom Holdings Inc., Term Loan B	3.500%	9/8/22	209,588	210,242
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	1,672,240	1,574,693
Jaguar Holding Co. II, 2015 Term Loan B	4.250%	8/18/22	977,455	970,979
KIK Custom Products Inc., 2015 Term Loan B	6.000%	8/26/22	624,283	617,520
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	1,597,641	1,433,882
Libbey Glass Inc., Term Loan B	3.750%	4/9/21	124,445	124,057
Maple Holdings Acquisition Corp., USD Term Loan B	5.250%	3/3/23	691,067	692,938
Party City Holdings Inc., 2015 Term Loan B	4.250%	8/19/22	1,257,063	1,249,206
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,410,000	1,371,225
Radnet Management Inc., Term Loan B	4.250 - 5.750%	10/10/18	1,196,659	1,196,846
Select Medical Corp., Series F Term Loan B	6.000 - 7.500%	3/3/21	768,075	766,616
ServiceMaster Co., 2014 Term Loan B	4.250%	7/1/21	895,443	896,697
Shearer’s Foods Inc., First Lien Term Loan	4.938%	6/30/21	117,900	115,395
Shearer’s Foods Inc., Second Lien Term Loan	7.750%	6/30/22	590,000	536,900
Spencer Gifts LLC, Term Loan B1	5.250%	6/29/22	430,792	380,174
Sterigenics-Nordion Holdings LLC, 2015 Term Loan B	4.250%	5/15/22	625,275	619,022
Sun Products Corp., New Term Loan	5.500%	3/23/20	1,439,054	1,441,753
Team Health Inc., 2016 Term Loan	3.750%	11/23/22	378,102	379,048
USAGM HoldCo LLC, 2016 Incremental Delayed Draw Term Loan	—	7/28/22	120,000	119,175	(c)
USAGM HoldCo LLC, 2016 Incremental Term Loan	—	7/28/22	630,000	625,012	(c)
Valeant Pharmaceuticals International Inc., Term Loan B F1	5.000%	4/1/22	1,557,310	1,516,647
Vizient Inc., First Lien Term Loan	6.250%	2/13/23	800,494	805,497

Total Consumer Non-Cyclical				36,376,905

Electric - 9.3%
Chief Power Finance LLC, Term Loan B	5.750%	12/31/20	1,294,580	1,058,319
EIF Channelview Cogeneration LLC, Term Loan B	4.250%	5/8/20	267,240	251,874
Empire Generating Co., LLC, Term Loan B	5.250%	3/14/21	839,514	719,883
Empire Generating Co., LLC, Term Loan C	5.250%	3/14/21	66,783	57,266

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE LOAN FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2016

SECURITY†	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Electric - (continued)
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	12/19/16	$1,650,000	$1,649,485
Exgen Texas Power LLC, Term Loan B	5.750%	9/16/21	854,533	677,218
Green Energy Partners/Stonewall LLC, Term Loan B1	6.500%	11/13/21	500,000	496,250
Moxie Patriot LLC, Term Loan B1	6.750%	12/19/20	860,000	834,200
NRG Energy Inc., 2016 Term Loan B	—	6/8/23	666,000	661,005	(c)
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	696,500	651,227
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	1,066,500	954,517
Terra-Gen Finance Co., LLC, Term Loan B	5.250%	12/9/21	341,196	293,429
TPF II Power LLC, Term Loan B	5.500 - 7.000%	10/2/21	1,035,524	1,034,716
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	1,014,448	1,006,839

Total Electric				10,346,228

Energy - 4.2%
EP Energy LLC, Term Loan B3	3.500%	5/24/18	1,000,000	880,000
Expro FinServices S.a r.l., Term Loan	5.750%	9/2/21	867,336	660,260
FTS International Inc., New Term Loan B	5.750%	4/16/21	398,364	154,864
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	243,667	238,387	(e)
Houston Fuel Oil Co., LLC, Term Loan B	4.250%	8/19/21	560,025	541,824
KCA Deutag U.S. Finance LLC, Term Loan	6.250%	5/15/20	1,095,854	836,959
Magnum Hunter Resources Inc., Exit Term Loan	8.000%	5/6/19	40,000	39,800	(e)
MEG Energy Corp., REFI Term Loan	3.750%	3/31/20	674,755	595,050
Pacific Drilling SA, Term Loan B	4.500%	6/3/18	1,423,204	444,751
Paragon Offshore Finance Co., Term Loan B	5.250%	7/18/21	276,500	78,802
Quicksilver Resources Inc., New Second Lien Term Loan	7.000%	6/21/19	540,000	105,300	*(d)
Samson Investment Co., New Second Lien Term Loan	6.250%	9/25/18	1,000,000	58,125	*(d)

Total Energy				4,634,122

Financial Other - 1.4%
Flying Fortress Inc., New Term Loan	3.500%	4/30/20	900,000	900,000
PGX Holdings Inc., First Lien Term Loan	5.750%	9/29/20	712,232	711,935

Total Financial Other				1,611,935

Industrial Other - 7.6%
Allflex Holdings III Inc., New First Lien Term Loan	4.250%	7/20/20	865,525	860,656
Allflex Holdings III Inc., New Second Lien Term Loan	8.000%	7/19/21	890,000	882,213
Gardner Denver Inc., USD Term Loan	4.250%	7/30/20	559,924	515,656
Gates Global Inc., Term Loan B	4.250%	7/6/21	487,187	464,350
Hilex Poly Co., LLC, Term Loan B	6.000%	12/5/21	444,266	445,654
Laureate Education Inc., Term Loan B	5.000%	6/15/18	2,183,768	2,107,336
Lineage Logistics Holdings LLC, 2014 Term Loan	4.500%	4/7/21	1,507,055	1,431,702
Nord Anglia Education Finance LLC, Term Loan	5.000%	3/31/21	1,511,520	1,502,073
Southwire Co., Term Loan	3.000%	2/10/21	212,123	211,063

Total Industrial Other				8,420,703

Insurance - 1.2%
MPH Acquisition Holdings LLC, 2016 Term Loan B	5.000%	6/7/23	1,320,000	1,325,421

Property & Real Estate - 0.9%
Communications Sales & Leasing Inc., Term Loan B	5.000%	10/24/22	1,059,300	1,049,369

Technology - 5.9%
CompuCom Systems Inc., REFI Term Loan B	4.250%	5/11/20	2,173,968	1,469,239
First Data Corp., 2022 Term Loan	4.202%	7/8/22	500,000	496,042

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE LOAN FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2016

SECURITY†	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Technology - (continued)
First Data Corp., Extended 2021 Term Loan	4.452%	3/24/21	$2,079,104	$2,075,726
Infinity Acquisition LLC, New Term Loan B	4.250%	8/6/21	1,261,797	1,216,057	(c)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	274,706	277,224
ON Semiconductor Corp., Term Loan B	5.250%	3/31/23	490,000	493,412
Western Digital Corp., USD Term Loan B	6.250%	4/29/23	570,000	573,206

Total Technology				6,600,906

Transportation - 7.3%
American Airlines Inc., 2016 Term Loan B	3.500%	4/28/23	360,000	356,895
American Airlines Inc., New Term Loan	3.250%	6/27/20	513,150	507,538
Commercial Barge Line Co., 2015 First Lien Term Loan	9.750%	11/12/20	1,283,750	1,200,306
Hertz Corp., 2016 Term Loan B	—	6/30/23	1,750,000	1,753,008	(c)
Syncreon Global Finance (U.S.) Inc., Term Loan B	5.250%	10/28/20	1,895,801	1,649,347
U.S. Airways Group Inc., New Term Loan B1	3.500%	5/23/19	543,200	542,521
United Airlines Inc., New Term Loan B	3.250%	4/1/19	232,200	232,152
XPO Logistics Inc., Term Loan	5.500%	11/1/21	1,885,270	1,889,984	(c)

Total Transportation				8,131,751

TOTAL SENIOR LOANS (Cost - $144,982,059)				137,293,657

CORPORATE BONDS & NOTES - 16.8%
CONSUMER DISCRETIONARY - 5.9%
Auto Components - 0.9%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,000,000	1,016,870	(g)

Diversified Consumer Services - 1.9%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	2,000,000	2,125,000	(g)

Household Durables - 0.2%
PulteGroup Inc., Senior Notes	4.250%	3/1/21	10,000	10,360
PulteGroup Inc., Senior Notes	5.500%	3/1/26	150,000	154,500

Total Household Durables				164,860

Media - 2.9%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.579%	7/23/20	360,000	376,708	(g)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	190,000	197,362
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	200,000	192,000	(g)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	325,000	321,750	(g)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	2,200,000	2,145,000	(g)

Total Media				3,232,820

TOTAL CONSUMER DISCRETIONARY				6,539,550

ENERGY - 3.8%
Energy Equipment & Services - 0.2%
Ensco PLC, Senior Notes	4.700%	3/15/21	320,000	266,294

Oil, Gas & Consumable Fuels - 3.6%
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	310,000	349,525	(g)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.000%	12/15/20	340,000	323,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	230,000	213,900
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	490,000	410,069	(g)
Magnum Hunter Resources Corp. Escrow	—	—	120,000	0	*(e)(h)(i)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	120,000	117,000	(g)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	250,000	229,375

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE LOAN FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2016

SECURITY†	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - (continued)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	$140,000	$130,025
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	150,000	137,250
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	490,000	380,975
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,740,000	1,713,900	(g)

Total Oil, Gas & Consumable Fuels				4,005,019

TOTAL ENERGY				4,271,313

FINANCIALS - 1.5%
Consumer Finance - 0.7%
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	90,000	92,194
Navient Corp., Senior Notes	5.000%	10/26/20	470,000	441,800
Navient Corp., Senior Notes	6.125%	3/25/24	200,000	176,500

Total Consumer Finance				710,494

Real Estate Investment Trusts (REITs) - 0.3%
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	360,000	367,200	(g)

Thrifts & Mortgage Finance - 0.5%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	580,000	562,600	(g)

TOTAL FINANCIALS				1,640,294

HEALTH CARE - 1.7%
Health Care Equipment & Supplies - 0.2%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	310,000	269,700	(g)

Health Care Providers & Services - 1.3%
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	150,000	155,625	(g)
HCA Inc., Senior Bonds	5.375%	2/1/25	190,000	195,225
HCA Inc., Senior Secured Notes	5.875%	3/15/22	110,000	119,900
HCA Inc., Senior Secured Notes	5.250%	4/15/25	110,000	115,225
HCA Inc., Senior Secured Notes	5.250%	6/15/26	190,000	197,719
Tenet Healthcare Corp., Senior Secured Bonds	4.153%	6/15/20	410,000	406,925	(j)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	270,000	249,412

Total Health Care Providers & Services				1,440,031

Pharmaceuticals - 0.2%
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	280,000	227,500	(g)

TOTAL HEALTH CARE				1,937,231

INDUSTRIALS - 0.5%
Marine - 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	230,000	181,700	(g)

Road & Rail - 0.3%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	350,000	350,000	(g)

TOTAL INDUSTRIALS				531,700

TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 1.6%
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,000,000	695,000
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	680,000	673,200	(g)
Level 3 Financing Inc., Senior Notes	5.625%	2/1/23	200,000	202,626
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	200,000	200,250	(g)

Total Diversified Telecommunication Services				1,771,076

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE LOAN FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2016

SECURITY†	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Wireless Telecommunication Services - 1.3%
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	$1,000,000	$895,000
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	30,000	29,790
Sprint Corp., Senior Notes	7.250%	9/15/21	650,000	557,375

Total Wireless Telecommunication Services				1,482,165

TOTAL TELECOMMUNICATION SERVICES				3,253,241

UTILITIES - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
Calpine Corp., Senior Notes	5.250%	6/1/26	300,000	300,000	(g)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	272,802	258,140

TOTAL UTILITIES				558,140

TOTAL CORPORATE BONDS & NOTES (Cost - $18,375,826)				18,731,469

			SHARES
COMMON STOCKS - 2.2%
CONSUMER DISCRETIONARY - 0.7%
Automobiles - 0.1%
Dayco Products LLC			4,912	144,904

Household Durables - 0.6%
EveryWare Global Inc.			84,519	612,763	*

TOTAL CONSUMER DISCRETIONARY				757,667

ENERGY - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Magnum Hunter Resources Corp.			45,335	617,689	*(e)
SemGroup Corp., Class A Shares			24,938	811,981

TOTAL ENERGY				1,429,670

MATERIALS - 0.2%
Metals & Mining - 0.2%
Atlas Iron Ltd.			32,891,063	222,611	*(i)

TOTAL COMMON STOCKS (Cost - $3,483,953)				2,409,948

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.0%
Atlas Iron Ltd. (Cost - $0)		7/31/17	45,391,139	33,853	*(e)(i)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $166,841,838)				158,468,927

			SHARES
SHORT-TERM INVESTMENTS - 8.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $9,724,912)	0.238%		9,724,912	9,724,912

TOTAL INVESTMENTS - 150.8% (Cost - $176,566,750#)				168,193,839
Liabilities in Excess of Other Assets - (50.8)%				(56,672,593)

TOTAL NET ASSETS - 100.0%				$111,521,246

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE LOAN FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2016

†	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(b)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(c)	All or a portion of this loan is unfunded as of June 30, 2016. The interest rate for fully unfunded term loans is to be determined.

(d)	The coupon payment on these securities is currently in default as of June 30, 2016.

(e)	Illiquid security.

(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(h)	Value is less than $1.

(i)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(j)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

DIP	— Debtor-in-Possession
REFI	— Refinancing
Second Lien	— Subordinate Lien to First Lien

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Corporate Loan Fund Inc. (formerly LMP Corporate Loan Fund Inc.) (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Senior Loans:
Basic Industry	—	$2,222,931	$2,108,087		$4,331,018
Capital Goods	—	6,771,531	2,922,155		9,693,686
Communications	—	11,496,921	223,587		11,720,508
Consumer Cyclical	—	32,021,519	1,029,586		33,051,105
Consumer Non-Cyclical	—	27,658,222	8,718,683		36,376,905
Electric	—	5,332,617	5,013,611		10,346,228
Energy	—	3,868,396	765,726		4,634,122
Industrial Other	—	5,486,928	2,933,775		8,420,703
Transportation	—	6,931,445	1,200,306		8,131,751
Other Senior Loans	—	10,587,631	—		10,587,631
Corporate Bonds & Notes:
Energy	—	4,271,313	0	*	4,271,313
Other Corporate Bonds & Notes	—	14,460,156	—		14,460,156
Common Stocks:
Consumer Discretionary	—	—	757,667		757,667
Energy	$811,981	617,689	—		1,429,670
Materials	—	222,611	—		222,611
Warrants	—	—	33,853		33,853

Total Long-Term Investments	$811,981	$131,949,910	$25,707,036		$158,468,927

Short-Term Investments†	9,724,912	—	—		9,724,912

Total Investments	$10,536,893	$131,949,910	$25,707,036		$168,193,839

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

For the period ended June 30, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At June 30, 2016, securities valued at $222,611 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	SENIOR LOANS
INVESTMENTS IN SECURITIES	BASIC INDUSTRY	CAPITAL GOODS	COMMUNICATIONS	CONSUMER- CYCLICAL	CONSUMER NON- CYCLICAL	ELECTRIC	ENERGY
Balance as of September 30, 2015	$2,556,305	$1,216,453	$305,551	$1,256,914	$5,984,771	$5,828,775	$1,715,600
Accrued premiums/discounts	48,201	1,082	145	8,681	10,259	4,519	1,095
Realized gain (loss)	(1,841,613)	(14,355)	357	(167,880)	1,375	841	(448,376)
Change in unrealized appreciation (depreciation)[1]	1,313,405	20,284	(2,021)	32,895	(28,979)	(231,331)	208,642
Purchases	1,079,817	—	—	347,369	2,009,300	533,500	38,800
Sales	(1,538,568)	(224,523)	(80,445)	(448,393)	(1,840,477)	(941,725)	(934,137)
Transfers into Level 3[2]	490,540	2,665,554	—	—	4,677,273	496,250	184,102
Transfers out of Level 3[3]	—	(742,340)	—	—	(2,094,839)	(677,218)	—

Balance as of June 30, 2016	$2,108,087	$2,922,155	$223,587	$1,029,586	$8,718,683	$5,013,611	$765,726

Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2016[1]	$1,244,678	$517	$(2,492)	$(136,936)	$91,472	$(212,703)	$5,028

	SENIOR LOANS		CORPORATE BONDS		COMMON STOCKS
INVESTMENTS IN SECURITIES (cont’d)	INDUSTRIAL OTHER	TRANSPORTATION	ENERGY		CONSUMER DISCRETIONARY	WARRANTS		TOTAL
Balance as of September 30, 2015	$1,460,899	$1,555,400	—		$871,404	—		$22,752,072
Accrued premiums/discounts	2,480	7,748	—		—	—		84,210
Realized gain (loss)	51	(13,187)	—		0 *	—		(2,482,787)
Change in unrealized appreciation (depreciation)[1]	7,679	21,845	—		(113,737)	$33,853		1,262,535
Purchases	1,691,261	1,184,750	$0	*	—	0	*	6,884,797
Sales	(17,532)	(1,556,250)	—		—	—		(7,582,050)
Transfers into Level 3[2]	—	—	—		—	—		8,513,719
Transfers out of Level 3[3]	(211,063)	—	—		—	—		(3,725,460)

Balance as of June 30, 2016	$2,933,775	$1,200,306	$0	*	$757,667	$33,853		$25,707,036

Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2016[1]	$5,010	$23,485	—		$(113,737)	$33,853		$938,175

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Investments

At June 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,191,128
Gross unrealized depreciation	(10,564,039)

Net unrealized depreciation	$(8,372,911)

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Corporate Loan Fund Inc.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	August 22, 2016